Putnam
Small Cap
Value Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as members of Putnam's Executive Board, have invested in the fund (in dollar ranges). In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 18, we provide certain information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, the Federal Reserve Board's series of gradual increases in the federal funds rate have occupied much of investors' attention, but generally did not have a significant impact on stock and bond prices. However, over the last two months, we have begun to see a measurable increase in longer-term rates. This, along with the continued high levels of energy prices, has slowed the stock market's momentum even though the U.S. economy is continuing to expand at a moderate pace. Concerns about inflation, dormant for many months, are beginning to influence the markets once again and may well have a negative impact on bond prices.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for responding to the changing market environment.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005


Report from Fund Management

Fund highlights

 * For the 12 months ended February 28, 2005, Putnam Small Cap Value Fund's Class A returned 16.83% without sales charges.

 * The fund's benchmark, the Russell 2000 Value Index, returned 13.64%.

 * The average return for the fund's Lipper category, Small-Cap Value Funds, was 14.89%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The stock market advanced strongly over the past 12 months, as a vibrant economy and slowly rising interest rates provided solid underpinnings for performance. Small-cap stocks, in particular, benefited from this environment as investors became more willing to accept their higher risk level in pursuit of potentially greater rewards than might be available from larger-cap companies. Consequently, although this asset class cooled somewhat toward the end of the period, small-cap value stocks largely outperformed both the stocks of larger companies and of smaller, growth-oriented stocks. Astute stock selection enabled the fund to outperform its benchmark, the Russell 2000 Value Index, and the average return of its Lipper peer group for the period, based on results at net asset value (NAV, without sales charges).

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 2/28/05
--------------------------------------------------
Class A
(inception 4/13/99)               NAV         POP
--------------------------------------------------
1 year                          16.83%      10.68%
--------------------------------------------------
5 years                        119.65      108.21
Annual average                  17.04       15.80
--------------------------------------------------
Life of fund                   159.69      146.09
Annual average                  17.63       16.56
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of lesser-known small-capitalization companies. The fund pursues its objective by seeking high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek long-term growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.

Market overview

Overall, your fund's 2005 fiscal year was marked by solid equity performance, although there were periods of weakness as investors grappled with a number of domestic and foreign uncertainties. Early in the period, equity prices declined amid fears that the economy was growing too rapidly and that this might lead the U.S. Federal Reserve Board (the Fed) to raise interest rates significantly. The Fed did boost short-term rates three times over the period, but maintained a moderate pace of increases that did not have a significant effect on the stock market.

A mid-year pause in the economy's growth, followed by months of uncertainty leading up to the presidential election, kept stock prices in a trading range for several months. Rising oil prices added to investor concerns that also included uncertainty surrounding the war in Iraq. However, the election's conclusion proved a catalyst for market performance, and stocks tallied the strongest returns of the year during the fourth quarter of calendar 2004.


-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 2/28/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  13.64%
-------------------------------------------------------------------------------
Russell 3000 Value Index (multi-cap value stocks)                      13.71%
-------------------------------------------------------------------------------
Russell 3000 Growth Index (multi-cap growth stocks)                     1.47%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.98%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.43%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          2.95%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   3.09%
-------------------------------------------------------------------------------

Footnote reads:
These indexes provide an overview of performance in different market sectors for the 12 months ended 2/28/05.


Strategy overview

As your fund's fiscal year began, in March 2004, small-cap stocks still had momentum from the strong gains that marked the end of calendar 2003. As the year progressed, however, and small-cap stock performance tempered, our stock selection strategy became a much more important factor in performance. Essentially, this strategy is the same as it has been since the fund's inception: we use bottom-up analysis to find stocks we believe are inexpensive and have a catalyst for positive change.

The fund also seeks broad diversification across industries and market sectors, and typically holds 200 or more companies in the portfolio. Because the small-cap value universe is so vast and the market typically operates with a number of inefficiencies, we have a large number of stocks to evaluate and select for the portfolio. This focus on diversification helps us pursue one of our key performance objectives: to avoid owning large positions in any stocks that might severely underperform, a constant danger in the small-cap universe.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 8/31/04            as of 2/28/05

Banking                    11.8%                    10.8%

Insurance                   7.9%                     9.6%

Retail                      6.4%                     5.9%

Oil and gas                 5.0%                     5.3%

Chemicals                   5.5%                     4.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's performance during the recent period illustrates the benefits of its diversified strategy. First of all, although the fund did have stocks that performed poorly over the year, the portfolio was so broadly based that no single stock had a strong negative impact on performance. For example, one fund holding that detracted slightly from performance over the period was Action Performance, a toy company that focuses on motor sports, auto memorabilia, NASCAR die-cast toy cars, and related products. The toy business is seasonal and unpredictable. This year, disappointing profits drove down the company's stock price significantly. However, the effect on the fund's performance was relatively slight. Other holdings that posted disappointing returns included Alpharma, a generic pharmaceutical company, Hooper Holmes, a provider of underwriting information to life and health insurance providers, and Fleetwood Enterprises, a manufacturer of recreational vehicles and housing. Each of these companies experienced difficult trends in their core businesses; however, we believe that each has in place a catalyst for positive change, and we are maintaining the fund's positions.

As overall fund performance shows, numerous holdings tallied strong returns over the period. EGL, a company that specializes in transportation and logistics, was discussed in the fund's semiannual report as a key contributor to results. It remained so for the full fiscal year, finishing as the portfolio's strongest-performing holding. Range Resources and Vintage Petroleum, both energy exploration and production companies, were also strong contributors to relative results for the period. These stocks benefited from rapidly rising oil prices. Range Resources also made an important acquisition of new exploration assets that improved its profitability over the period. Crompton Corporation, a chemical company that has recently restructured by selling off its non-core assets and bringing in new management, was another solid performer. Mini-industrial conglomerate Walter Industries contributed strong returns as its coal mining business benefited from rising energy prices.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 2/28/05)

 1 BankAtlantic Bancorp, Inc.
   Class A (1.2%)
   Banking

 2 PolyOne Corp. (1.1%)
   Chemicals

 3 Crompton Corp. (1.0%)
   Chemicals

 4 AmerUs Group Co. (1.0%)
   Insurance

 5 Lennox International, Inc. (1.0%)
   Building materials

 6 York International Corp. (1.0%)
   Manufacturing

 7 Stancorp Financial Group (1.0%)
   Insurance

 8 AAR Corp. (1.0%)
   Aerospace and defense

 9 Ruddick Corp. (0.9%)
   Retail

10 Vintage Petroleum, Inc. (0.9%)
   Oil and gas

Footnote reads:
The fund's holdings will change over time.


Women's clothier Coldwater Creek, which continues to shift its focus away from its original catalogue business and into a mall-based retailing operation, was another strong contributor to performance over the past 12 months. This company's success derived largely from a combination of merchandising savvy and strong store growth.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The economy appears to be growing modestly, inflation remains low, and thus far the Fed has kept interest-rate increases at a moderate pace. These conditions are usually favorable for equities. However, although stocks continued to advance in the final months of the annual period, the pace of that advance slowed somewhat from the roar of 2004's fourth quarter performance. We believe that equities, particularly small-cap value issues, remain reasonably valued and that the universe of appropriate investment choices for the fund remains large. We are, consequently, optimistic about the fund's potential for the fiscal year ahead, although we do not expect small-cap stocks to continue the level of gains we have seen over the past two years.

There are lingering concerns that could dampen equity performance. Investors remain concerned about the war in Iraq and about rising interest rates. A dramatic rise in rates could hurt equity performance, although current Fed policy indicates that it is more likely to continue its current program of gradual increases.

In the final analysis, our management approach is tied to individual stock analysis and selection rather than any macroeconomic forecasts we may express here. Whatever the environment, we will continue to structure a portfolio of stocks that, in our opinion, provide high quality, attractive valuations, improving fundamentals, and solid performance prospects.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Putnam Small Cap Value Fund is closed to new investors.


Your fund's management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader and Eric Harthun is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for February 28, 2005, and February 29, 2004.


--------------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
--------------------------------------------------------------------------------------------------------------------
                                    $1 -         $10,001 -    $50,001-      $100,001 -    $500,001 -      $1,000,001
                  Year      $0      $10,000      $50,000      $100,000      $500,000      $1,000,000        and over
--------------------------------------------------------------------------------------------------------------------
Edward Shadek     2005                                                          *
--------------------------------------------------------------------------------------------------------------------
Portfolio Leader  2004                                                          *
--------------------------------------------------------------------------------------------------------------------
Eric Harthun      2005                             *
--------------------------------------------------------------------------------------------------------------------
Portfolio Member  2004                             *
--------------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,000,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Mid Cap Value Fund.

Edward Shadek and Eric Harthun may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended February 28, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005, and February 29, 2004.


------------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------------
                                                      $1 -         $10,001 -    $50,001-      $100,001
                                    Year      $0      $10,000      $50,000      $100,000      and over
------------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
------------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
------------------------------------------------------------------------------------------------------
John Boneparth                      2005                              *
------------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004                                                          *
------------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
------------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
------------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
------------------------------------------------------------------------------------------------------
Head of Investments                  N/A
------------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                              *
------------------------------------------------------------------------------------------------------
President and CEO                   2004      *
------------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005                              *
------------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
------------------------------------------------------------------------------------------------------
Steven Krichmar                     2005                                                          *
------------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
------------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
------------------------------------------------------------------------------------------------------
General Counsel                      N/A
------------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                          *
------------------------------------------------------------------------------------------------------
Head of Retail Management           2004                                                          *
------------------------------------------------------------------------------------------------------
Richard Robie, III                  2005                              *
------------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
------------------------------------------------------------------------------------------------------
Edward Shadek                       2005                                                          *
------------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 2/29/04.


Performance summary

This section shows your fund's performance during its fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/28/05
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (4/13/99)              (5/3/99)             (7/26/99)             (3/29/00)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                    16.83%     10.68%     15.99%     10.99%     15.96%     14.96%     16.24%     12.18%
--------------------------------------------------------------------------------------------------------------
5 years                  119.65     108.21     111.81     109.81     111.68     111.68     114.52     106.87
Annual average            17.04      15.80      16.20      15.97      16.18      16.18      16.49      15.65
--------------------------------------------------------------------------------------------------------------
Life of fund             159.69     146.09     148.92     147.92     148.68     148.68     152.44     143.59
Annual average            17.63      16.56      16.79      16.71      16.77      16.77      17.07      16.36
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/05
----------------------------------------------------------------------
                                                     Lipper Small-
                                Russell 2000        Cap Value Funds
                                 Value Index       category average*
----------------------------------------------------------------------
1 year                              13.64%              14.89%
----------------------------------------------------------------------
5 years                            110.09              120.23
Annual average                      16.01               16.86
----------------------------------------------------------------------
Life of fund                       132.56              136.12
Annual average                      15.44               15.59
----------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-year, 5-year, and life-of-fund periods ended 2/28/05, there were 236, 133, and 116 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
($9,475 after sales charge)

Cumulative total return, 4/13/99 to 2/28/05

            Fund's class A shares        Russell 2000
                   at POP                Value Index

4/13/99             9,475                   10,000
2/29/00            11,204                   11,069
2/28/01            14,137                   13,501
2/28/02            15,873                   15,294
2/28/03            12,292                   12,480
2/29/04            21,064                   20,464
2/28/05           $24,609                  $23,256

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $24,892 ($24,792 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $24,868 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $25,244 ($24,359 at public offering price). See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/28/05
-------------------------------------------------------------------------------------------
                              Class A        Class B        Class C        Class M
-------------------------------------------------------------------------------------------
Distributions (number)             1              1              1              1
-------------------------------------------------------------------------------------------
Income                             --             --             --             --
-------------------------------------------------------------------------------------------
Capital gains
-------------------------------------------------------------------------------------------
Long-term                       $1.794         $1.794         $1.794         $1.794
-------------------------------------------------------------------------------------------
Short-term                      $0.102         $0.102         $0.102         $0.102
-------------------------------------------------------------------------------------------
Total                           $1.896         $1.896         $1.896         $1.896
-------------------------------------------------------------------------------------------
Share value:                NAV        POP       NAV            NAV      NAV        POP
-------------------------------------------------------------------------------------------
2/29/04                    $18.01     $19.01   $17.37         $17.40    $17.67     $18.31
-------------------------------------------------------------------------------------------
2/28/05                     19.11      20.17    18.22          18.25     18.61      19.28
-------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (4/13/99)              (5/3/99)             (7/26/99)             (3/29/00)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                    13.05%      7.13%     12.21%      7.21%     12.19%     11.19%     12.52%      8.58%
---------------------------------------------------------------------------------------------------------------
5 years                  108.05      97.04     100.40      98.40     100.30     100.30     103.09      95.92
Annual average            15.78      14.53      14.92      14.69      14.90      14.90      15.22      14.40
---------------------------------------------------------------------------------------------------------------
Life of fund             155.07     141.71     144.27     143.27     144.05     144.05     147.82     139.14
Annual average            16.99      15.94      16.14      16.06      16.13      16.13      16.42      15.73
---------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from September 1, 2004, to February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


----------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 2/28/05
----------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
----------------------------------------------------------------------
Expenses paid per
$1,000*                   $7.56     $11.62     $11.62     $10.27
----------------------------------------------------------------------
Ending value (after
expenses)             $1,194.10  $1,189.40  $1,189.70  $1,191.40
----------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2005, use the calculation method below. To find the value of your investment on September 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 09/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                        Total
Value of your                                Expenses paid           expenses
investment on 9/1/04  [DIV]    $1,000   X    per $1,000             =    paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $7.56 (see table above)  = $75.60
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05
----------------------------------------------------------------------------
                           Class A    Class B    Class C    Class M
----------------------------------------------------------------------------
Expenses paid per
$1,000*                      $6.95     $10.69     $10.69      $9.44
----------------------------------------------------------------------------
Ending value (after
expenses)                $1,017.90  $1,014.18  $1,014.18  $1,015.42
----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your fund's expenses with the average expenses of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


---------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
---------------------------------------------------------------------
                          Class A    Class B    Class C    Class M
---------------------------------------------------------------------
Your fund's annualized
expense ratio+              1.39%      2.14%      2.14%      1.89%
---------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                     1.52%      2.27%      2.27%      2.02%
---------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.


---------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
---------------------------------------------------------------------
                         2005     2004     2003     2002     2001
---------------------------------------------------------------------
Putnam Small Cap
Value Fund                24%      24%      36%      34%      34%
---------------------------------------------------------------------
Lipper Small-Cap Value
Funds category
average                   51%      51%      72%      84%      72%
---------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on February 28. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.83

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investments Funds

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund, a series of Putnam Investment Funds, including the fund's portfolio, as of February 28, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

KPMG  LLP

Boston, Massachusetts
April 8, 2005


The fund's portfolio
February 28, 2005

Common stocks (100.0%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
        69,900 Valassis Communications, Inc. (NON)
               (S)                                                   $2,614,959

Aerospace and Defense (3.0%)
-------------------------------------------------------------------------------
       799,000 AAR Corp. (NON)                                        8,908,850
        35,100 Curtiss-Wright Corp.                                   1,949,805
       122,300 Heico Corp. (S)                                        2,767,649
        28,440 Heico Corp. Class A                                      500,544
       107,900 Herley Industries, Inc. (NON)                          1,951,911
       129,500 Innovative Solutions & Support, Inc.
               (NON)                                                  3,869,460
       137,700 Teledyne Technologies, Inc. (NON)                      4,210,866
        74,300 United Defense Industries, Inc.                        4,065,696
                                                                 --------------
                                                                     28,224,781

Airlines (0.9%)
-------------------------------------------------------------------------------
       160,800 Airtran Holdings, Inc. (NON) (S)                       1,283,184
       390,000 SkyWest, Inc.                                          6,657,300
                                                                 --------------
                                                                      7,940,484

Automotive (0.8%)
-------------------------------------------------------------------------------
       190,400 American Axle & Manufacturing
               Holdings, Inc.                                         5,030,368
        36,300 CLARCOR, Inc.                                          2,006,301
                                                                 --------------
                                                                      7,036,669

Banking (10.8%)
-------------------------------------------------------------------------------
       611,300 BankAtlantic Bancorp, Inc. Class A                    11,009,513
       449,665 Brookline Bancorp, Inc. (S)                            6,825,915
       327,600 Colonial Bancgroup, Inc.                               6,673,212
       235,600 Commercial Federal Corp.                               6,438,948
        70,300 East West Bancorp, Inc.                                2,527,988
        52,900 First Community Bancorp                                2,284,751
       128,697 First Niagara Financial Group, Inc.                    1,761,862
       361,100 Flagstar Bancorp, Inc.                                 7,420,605
       164,900 Greater Bay Bancorp                                    4,176,917
       166,200 Hudson United Bancorp                                  5,890,128
       272,000 Irwin Financial Corp.                                  6,179,840
       630,700 Netbank, Inc.                                          5,651,072
       126,600 NewAlliance Bancshares, Inc.                           1,810,380
        79,737 Oriental Financial Group                               2,131,370
        47,900 PFF Bancorp, Inc.                                      2,016,590
       167,740 Provident Bankshares Corp.                             5,604,193
       378,637 Republic Bancorp, Inc.                                 5,509,168
        56,100 Sovereign Bancorp, Inc. (S)                            1,286,934
       271,000 Sterling Bancshares, Inc.                              3,953,890
       160,546 W Holding Co., Inc.                                    1,851,095
        96,700 Webster Financial Corp.                                4,235,460
        58,720 Westcorp                                               2,657,080
        39,200 Wintrust Financial Corp.                               2,103,472
                                                                 --------------
                                                                    100,000,383

Basic Materials (0.8%)
-------------------------------------------------------------------------------
       199,900 Ameron International Corp.                             7,020,488

Broadcasting (0.4%)
-------------------------------------------------------------------------------
       456,500 Sinclair Broadcast Group, Inc. Class A                 3,515,050

Building Materials (2.2%)
-------------------------------------------------------------------------------
       576,918 Apogee Enterprises, Inc.                               8,071,083
       322,800 Interface, Inc. Class A (NON)                          2,688,924
       427,900 Lennox International, Inc.                             9,251,198
                                                                 --------------
                                                                     20,011,205

Capital Goods (0.3%)
-------------------------------------------------------------------------------
        55,800 Bandag, Inc.                                           2,466,918

Chemicals (4.5%)
-------------------------------------------------------------------------------
       116,126 A. Schulman, Inc.                                      2,097,236
       137,100 Airgas, Inc.                                           3,441,210
       702,900 Crompton Corp.                                         9,629,730
        46,000 Great Lakes Chemical Corp.                             1,228,200
     1,334,300 Omnova Solutions, Inc. (NON)                           6,284,553
     1,070,300 PolyOne Corp. (NON)                                    9,739,730
       133,500 RPM, Inc.                                              2,500,455
       366,400 Tredegar Corp.                                         6,338,720
                                                                 --------------
                                                                     41,259,834

Coal (0.6%)
-------------------------------------------------------------------------------
       232,360 Foundation Coal Holdings, Inc.                         5,978,623

Commercial and Consumer Services (2.3%)
-------------------------------------------------------------------------------
        93,900 4Kids Entertainment, Inc. (NON) (S)                    1,834,806
       105,800 Banta Corp.                                            4,650,968
       133,600 Brink's Co. (The)                                      4,630,576
       125,000 Catalina Marketing Corp. (S)                           3,368,750
       234,600 ePlus, Inc. (NON)                                      3,075,606
       209,700 MPS Group, Inc. (NON)                                  2,252,178
       144,574 RemedyTemp, Inc. Class A (NON)                         1,396,585
                                                                 --------------
                                                                     21,209,469

Communications Equipment (1.2%)
-------------------------------------------------------------------------------
       296,700 Arris Group, Inc. (NON) (S)                            1,884,045
       260,500 Inter-Tel, Inc.                                        7,161,145
       206,300 Radyne Comstream Corp. (NON)                           1,881,456
                                                                 --------------
                                                                     10,926,646

Computers (0.6%)
-------------------------------------------------------------------------------
       319,200 Iomega Corp. (NON)                                     1,442,784
        78,100 Netgear, Inc. (NON)                                    1,069,970
       181,100 Xyratex Ltd. (Bermuda) (NON)                           3,210,903
                                                                 --------------
                                                                      5,723,657

Conglomerates (2.1%)
-------------------------------------------------------------------------------
       139,900 AMETEK, Inc.                                           5,363,766
       234,100 Crane Co. (Australia) (S)                              6,976,180
       184,200 Walter Industries, Inc. (S)                            7,067,754
                                                                 --------------
                                                                     19,407,700

Consumer Finance (0.3%)
-------------------------------------------------------------------------------
       122,400 AmeriCredit Corp. (NON)                                2,883,744

Consumer Goods (2.4%)
-------------------------------------------------------------------------------
       201,600 American Greetings Corp. Class A (S)                   4,965,408
       203,200 Blyth Industries, Inc.                                 6,459,728
       141,000 Elizabeth Arden, Inc. (NON)                            3,616,650
        68,700 Prestige Brands Holdings, Inc. (NON)                   1,236,600
       127,400 Rayovac Corp. (NON)                                    5,478,200
                                                                 --------------
                                                                     21,756,586

Consumer Services (0.4%)
-------------------------------------------------------------------------------
       575,700 Stewart Enterprises, Inc. Class A
               (NON)                                                  3,649,938

Distributors (0.7%)
-------------------------------------------------------------------------------
       196,100 Hughes Supply, Inc.                                    6,010,465

Electric Utilities (1.0%)
-------------------------------------------------------------------------------
       523,400 Sierra Pacific Resources (NON) (S)                     5,223,532
       171,100 Westar Energy, Inc.                                    3,931,878
                                                                 --------------
                                                                      9,155,410

Electrical Equipment (1.6%)
-------------------------------------------------------------------------------
       106,440 Lincoln Electric Holdings, Inc.                        3,363,504
        73,900 Smith (A.O.) Corp.                                     1,942,092
       166,400 Watsco, Inc.                                           6,349,824
        97,300 WESCO International, Inc. (NON)                        3,495,989
                                                                 --------------
                                                                     15,151,409

Electronics (3.6%)
-------------------------------------------------------------------------------
       366,000 Agilysys, Inc.                                         6,902,760
       337,000 Avnet, Inc. (NON)                                      6,537,800
        41,300 Diodes, Inc. (NON)                                     1,061,823
       539,200 General Cable Corp. (NON)                              6,421,872
       135,600 Komag, Inc. (NON)                                      2,732,340
       410,300 Monolithic System Technology, Inc.
               (NON)                                                  2,346,916
       431,900 X-Rite, Inc.                                           6,983,823
                                                                 --------------
                                                                     32,987,334

Energy (2.3%)
-------------------------------------------------------------------------------
       263,400 Global Industries, Ltd. (NON)                          2,586,588
       167,100 GulfMark Offshore, Inc. (NON)                          4,546,791
        25,200 Hydril Co. (NON)                                       1,513,764
        61,200 National-Oilwell, Inc. (NON)                           2,774,808
        63,700 Pride International, Inc. (NON)                        1,568,294
       159,100 Tidewater, Inc.                                        6,566,057
        45,700 Varco International, Inc. (NON)                        1,723,347
                                                                 --------------
                                                                     21,279,649

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------
        61,900 EMCOR Group, Inc. (NON)                                2,985,437

Financial (0.7%)
-------------------------------------------------------------------------------
       253,700 Advanta Corp. Class B                                  6,144,614

Food (2.1%)
-------------------------------------------------------------------------------
       154,700 Cal-Maine Foods, Inc. (S)                              1,503,684
       105,800 Chiquita Brands International, Inc.                    2,414,356
       109,900 Flowers Foods, Inc.                                    3,297,000
        99,000 Ralcorp Holdings, Inc.                                 4,608,450
       170,100 Sanderson Farms, Inc.                                  7,632,387
                                                                 --------------
                                                                     19,455,877

Health Care Services (2.7%)
-------------------------------------------------------------------------------
        82,100 AMERIGROUP Corp. (NON)                                 3,272,506
       511,400 D&K Healthcare Resources, Inc.                         3,937,780
     1,424,800 Hooper Holmes, Inc.                                    6,311,864
        26,600 Pediatrix Medical Group, Inc. (NON)                    1,822,898
       203,400 PSS World Medical, Inc. (NON)                          2,473,344
        39,600 Sierra Health Services, Inc. (NON)                     2,437,776
        92,000 Sunrise Assisted Living, Inc. (NON)
               (S)                                                    4,360,800
                                                                 --------------
                                                                     24,616,968

Homebuilding (2.9%)
-------------------------------------------------------------------------------
       371,900 Champion Enterprises, Inc. (NON)                       3,849,165
        68,920 Comstock Homebuilding Cos., Inc.
               Class A (NON)                                          2,046,924
       756,000 Fleetwood Enterprises, Inc. (NON)
               (S)                                                    7,310,520
       271,300 Levitt Corp. Class A                                   8,117,296
        74,000 Meritage Corp. (NON)                                   5,419,020
                                                                 --------------
                                                                     26,742,925

Household Furniture and Appliances (1.0%)
-------------------------------------------------------------------------------
       100,700 Furniture Brands International, Inc.
               (S)                                                    2,339,261
       431,300 Haverty Furniture Cos., Inc.                           6,987,060
                                                                 --------------
                                                                      9,326,321

Insurance (9.6%)
-------------------------------------------------------------------------------
       651,200 American Equity Investment Life
               Holding Co. (S)                                        7,104,592
       195,900 AmerUs Group Co. (S)                                   9,428,667
       175,911 Bristol West Holdings, Inc.                            2,972,896
       482,429 Ceres Group, Inc. (NON)                                2,585,819
        98,400 FBL Financial Group, Inc. Class A                      2,691,240
       269,800 Fremont General Corp. (S)                              6,782,772
       106,300 Hub International, Ltd. (Canada)                       2,098,362
       190,600 Infinity Property & Casualty Corp.                     6,123,978
       119,500 Landamerica Financial Group, Inc.                      6,541,430
        44,300 Navigators Group, Inc. (NON)                           1,329,000
        91,000 Philadelphia Consolidated Holding
               Corp. (NON)                                            6,914,180
       436,900 Presidential Life Corp.                                6,776,319
       232,800 PXRE Group, Ltd. (Bermuda)                             6,052,800
       104,400 Stancorp Financial Group                               9,092,196
       124,600 State Auto Financial Corp.                             3,480,078
       134,600 Stewart Information Services                           5,382,654
        69,300 Zenith National Insurance Corp. (S)                    3,508,659
                                                                 --------------
                                                                     88,865,642

Investment Banking/Brokerage (0.7%)
-------------------------------------------------------------------------------
       379,500 MCG Capital Corp. (S)                                  6,599,505

Machinery (1.9%)
-------------------------------------------------------------------------------
       116,100 Gardner Denver, Inc. (NON)                             4,772,871
     1,368,264 Milacron, Inc. (NON) (S)                               3,885,870
        72,900 MSC Industrial Direct Co., Inc.
               Class A                                                2,358,315
       221,200 Regal-Beloit Corp.                                     6,821,808
                                                                 --------------
                                                                     17,838,864

Manufacturing (2.7%)
-------------------------------------------------------------------------------
       134,900 Blount International, Inc. (NON)                       2,310,837
        91,200 Griffon Corp. (NON) (S)                                2,097,600
       308,900 Kaman Corp.                                            3,685,177
       349,600 Stewart & Stevenson Services, Inc.                     7,488,432
       237,700 York International Corp.                               9,191,859
                                                                 --------------
                                                                     24,773,905

Medical Technology (2.6%)
-------------------------------------------------------------------------------
        97,500 Conmed Corp. (NON)                                     2,886,975
       170,100 Datascope Corp.                                        5,984,118
        28,200 Dionex Corp. (NON) (S)                                 1,623,192
        66,600 Edwards Lifesciences Corp. (NON) (S)                   2,864,466
       160,300 Hanger Orthopedic Group, Inc. (NON)                      974,624
       121,700 Serologicals Corp. (NON) (S)                           2,941,489
       167,600 Vital Signs, Inc.                                      6,885,008
                                                                 --------------
                                                                     24,159,872

Metals (1.9%)
-------------------------------------------------------------------------------
       113,550 Quanex Corp.                                           6,682,418
        35,500 Reliance Steel & Aluminum Co.                          1,622,350
        52,500 Steel Dynamics, Inc. (S)                               2,338,350
        62,100 Texas Industries, Inc.                                 4,142,070
        50,500 United States Steel Corp.                              3,149,180
                                                                 --------------
                                                                     17,934,368

Oil & Gas (5.3%)
-------------------------------------------------------------------------------
       185,100 Energy Partners, Ltd. (NON) (S)                        4,784,835
       140,600 Magnum Hunter Resources, Inc. (NON)                    2,352,238
        57,125 Premcor, Inc.                                          3,135,020
        43,900 Quicksilver Resources, Inc. (NON)
               (S)                                                    2,185,342
       311,400 Range Resources Corp.                                  7,859,736
       165,200 Remington Oil & Gas Corp. (NON)                        5,504,464
       145,600 St. Mary Land & Exploration Co.                        7,408,128
       128,100 Universal Compression Holdings, Inc.
               (NON)                                                  4,867,800
       287,000 Vintage Petroleum, Inc.                                8,521,030
       146,500 Warren Resources, Inc. (NON)                           1,728,700
                                                                 --------------
                                                                     48,347,293

Pharmaceuticals (1.4%)
-------------------------------------------------------------------------------
       374,300 Alpharma, Inc. Class A (S)                             4,910,816
        93,300 Andrx Group (NON)                                      2,094,585
       175,200 Owens & Minor, Inc. (S)                                4,889,832
        34,300 Par Pharmaceutical Cos., Inc. (NON)                    1,268,757
                                                                 --------------
                                                                     13,163,990

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------
       513,800 Ikon Office Solutions, Inc.                            5,420,590
        68,000 Imation Corp.                                          2,338,520
                                                                 --------------
                                                                      7,759,110

Publishing (0.4%)
-------------------------------------------------------------------------------
       267,800 Playboy Enterprises, Inc. Class B
               (NON)                                                  3,722,420

Railroads (0.2%)
-------------------------------------------------------------------------------
       137,000 Rail America, Inc. (Private) (NON)
               (F)                                                    1,652,220

Real Estate (2.1%)
-------------------------------------------------------------------------------
       115,400 Anworth Mortgage Asset Corp. (R)                       1,117,072
       168,400 Entertainment Properties Trust (R)                     6,904,400
       117,900 Friedman, Billings, Ramsey Group,
               Inc. Class A (R)                                       2,187,045
       220,300 Getty Realty Corp. (R)                                 5,910,649
        53,900 Mills Corp. (R)                                        2,910,600
                                                                 --------------
                                                                     19,029,766

Restaurants (0.9%)
-------------------------------------------------------------------------------
        35,700 CBRL Group, Inc.                                       1,528,317
       219,600 Landry's Restaurants, Inc.                             6,357,420
                                                                 --------------
                                                                      7,885,737

Retail (5.9%)
-------------------------------------------------------------------------------
        68,450 Aaron Rents, Inc.                                      1,400,487
       113,900 Coldwater Creek, Inc. (NON) (S)                        3,156,169
       198,600 CSK Auto Corp. (NON)                                   3,157,740
       105,000 Finlay Enterprises, Inc. (NON)                         1,267,350
       268,900 Handleman Co.                                          5,542,029
       103,600 Movie Gallery, Inc.                                    2,366,224
       152,700 Nash Finch Co. (S)                                     6,048,447
       294,200 Nautilus Group, Inc. (S)                               6,519,472
        56,200 New York & Company, Inc. (NON)                           989,120
       145,629 Nu Skin Enterprises, Inc. Class A                      3,251,896
       362,400 Ruddick Corp.                                          8,552,640
        78,900 School Specialty, Inc. (NON)                           2,974,530
       105,200 ShopKo Stores, Inc. (NON)                              1,842,052
       128,500 Sonic Automotive, Inc.                                 2,851,415
        89,900 Sports Authority, Inc. (The) (NON)
               (S)                                                    2,201,651
        56,700 Stage Stores, Inc. (NON) (S)                           2,186,352
                                                                 --------------
                                                                     54,307,574

Semiconductor (1.9%)
-------------------------------------------------------------------------------
        72,700 Applied Films Corp. (NON)                              1,632,115
       344,800 Cohu, Inc.                                             6,285,704
       407,700 Helix Technology Corp. (S)                             7,020,594
        61,460 Rofin-Sinar Technologies, Inc. (NON)                   2,252,509
                                                                 --------------
                                                                     17,190,922

Shipping (1.2%)
-------------------------------------------------------------------------------
       175,700 EGL, Inc. (NON)                                        5,578,475
        51,200 General Maritime Corp. (NON)                           2,636,288
        73,000 Tsakos Energy Navigation, Ltd.
               (Norway)                                               3,034,610
                                                                 --------------
                                                                     11,249,373

Software (0.5%)
-------------------------------------------------------------------------------
        45,700 Hyperion Solutions Corp. (NON)                         2,306,936
       189,900 S1 Corp. (NON)                                         1,458,432
       107,000 Verity, Inc. (NON)                                     1,267,950
                                                                 --------------
                                                                      5,033,318

Staffing (0.1%)
-------------------------------------------------------------------------------
       100,435 Kforce, Inc. (NON)                                     1,144,959

Technology Services (2.0%)
-------------------------------------------------------------------------------
       158,100 Acxiom Corp. (S)                                       3,557,250
       319,300 Digitas, Inc. (NON)                                    3,161,070
       177,400 MTS Systems Corp.                                      5,357,480
       313,300 Neoware Systems, Inc. (NON) (S)                        3,725,137
       162,300 Overland Storage, Inc. (NON)                           2,402,040
                                                                 --------------
                                                                     18,202,977

Telecommunications (0.8%)
-------------------------------------------------------------------------------
       281,500 Boston Communications Group (NON)                      2,122,510
       341,900 Earthlink, Inc. (NON)                                  2,984,787
        27,400 Equinix, Inc. (NON)                                    1,199,846
       345,600 Primus Telecommunications GP (NON)                       601,344
                                                                 --------------
                                                                      6,908,487

Textiles (1.9%)
-------------------------------------------------------------------------------
       187,800 Kellwood Co. (S)                                       5,384,226
       201,000 Phillips-Van Heusen Corp.                              5,573,730
       279,300 Wolverine World Wide, Inc.                             6,214,425
                                                                 --------------
                                                                     17,172,381

Tire & Rubber (0.7%)
-------------------------------------------------------------------------------
       345,900 Cooper Tire & Rubber                                   6,693,165

Toys (0.9%)
-------------------------------------------------------------------------------
       558,200 Action Performance Cos., Inc. (S)                      8,105,064

Transportation Services (0.4%)
-------------------------------------------------------------------------------
       101,200 Landstar Systems, Inc. (NON)                           3,550,096

Waste Management (0.4%)
-------------------------------------------------------------------------------
       143,400 URS Corp. (NON)                                        4,135,655
                                                                 --------------
               Total Common stocks
               (cost $604,563,070)                                 $920,910,206

Warrants (--%) (a) (NON)  (cost $69,859)           Expiration
Number of warrants                                    date                Value
-------------------------------------------------------------------------------
        80,680 Magnum Hunter Resources, Inc.         3/21/05           $148,451

Short-term investments (9.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $80,285,712 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 2.46% to
               2.78% and  due dates ranging from
               March 1, 2005 to  March 29, 2005 (d)                 $80,230,468
     2,937,132 Putnam Prime Money Market Fund (e)                     2,937,132
                                                                 --------------
               Total Short-term investments
               (cost $83,167,600)                                   $83,167,600
-------------------------------------------------------------------------------
               Total Investments
               (cost $687,800,529)                               $1,004,226,257
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $920,575,735.

(NON) Non-income-producing security.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at February 28, 2005.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 28, 2005

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $77,227,072 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $684,863,397)            $1,001,289,125
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $2,937,132) (Note 5)            2,937,132
-------------------------------------------------------------------------------
Cash                                                                   16,260
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             374,798
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              8,251,164
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,181,166
-------------------------------------------------------------------------------
Total assets                                                    1,015,049,645

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         11,458,045
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,756,225
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            245,910
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 51,197
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            9,380
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                461,852
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 80,230,468
-------------------------------------------------------------------------------
Other accrued expenses                                                260,833
-------------------------------------------------------------------------------
Total liabilities                                                  94,473,910
-------------------------------------------------------------------------------
Net assets                                                       $920,575,735

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $547,322,324
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          386,631
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)              56,441,052
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        316,425,728
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $920,575,735

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($496,587,665 divided by 25,980,139 shares)                            $19.11
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $19.11)*                $20.17
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($281,225,608 divided by 15,434,088 shares)**                          $18.22
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($46,640,630 divided by 2,555,604 shares)**                            $18.25
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,561,027 divided by 567,447 shares)                                $18.61
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.61)*                $19.28
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($85,560,805 divided by 4,424,367 shares)                $19.34
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended February 28, 2005

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $11,999)                         $11,746,566
-------------------------------------------------------------------------------
Interest (including interest income of $51,166 from
investments in affiliated issuers) (Note 5)                            88,613
-------------------------------------------------------------------------------
Securities lending                                                    338,313
-------------------------------------------------------------------------------
Total investment income                                            12,173,492

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,980,915
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,708,922
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               251,540
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             32,534
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       34,073
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,178,059
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,885,772
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 460,840
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  77,937
-------------------------------------------------------------------------------
Other                                                                 488,726
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    31,408
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (31,408)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (4,914)
-------------------------------------------------------------------------------
Total expenses                                                     15,094,404
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (392,347)
-------------------------------------------------------------------------------
Net expenses                                                       14,702,057
-------------------------------------------------------------------------------
Net investment loss                                                (2,528,565)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  128,920,368
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         17,266,431
-------------------------------------------------------------------------------
Net gain on investments                                           146,186,799
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $143,658,234
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                  Year ended       Year ended
                                                 February 28      February 29
Increase (decrease) in net assets                       2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(2,528,565)        $(21,660)
-------------------------------------------------------------------------------
Net realized gain on investments                 128,920,368       85,705,827
-------------------------------------------------------------------------------
Net unrealized appreciation of investments        17,266,431      381,130,046
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       143,658,234      466,814,213
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                           (2,533,724)              --
-------------------------------------------------------------------------------
Class B                                           (1,535,102)              --
-------------------------------------------------------------------------------
Class C                                             (250,308)              --
-------------------------------------------------------------------------------
Class M                                              (54,955)              --
-------------------------------------------------------------------------------
Class Y                                             (642,955)              --
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                          (44,563,739)              --
-------------------------------------------------------------------------------
Class B                                          (26,999,729)              --
-------------------------------------------------------------------------------
Class C                                           (4,402,481)              --
-------------------------------------------------------------------------------
Class M                                             (966,556)              --
-------------------------------------------------------------------------------
Class Y                                          (11,308,443)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               4,931               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (99,053,495)    (201,229,264)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (48,648,322)     265,584,949

Net assets
-------------------------------------------------------------------------------
Beginning of year                                969,224,057      703,639,108
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $386,631 and $355,774,
respectively)                                   $920,575,735     $969,224,057
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------
                                                    Year            Year
                                                   ended           ended
Per-share                                         Feb. 28         Feb. 29                   Year ended Feb. 28
operating performance                               2005            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $18.01          $10.51          $13.83          $12.59          $10.01
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                             -- (d) (e)     .04             .02             .02             .03
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          3.00            7.46           (3.13)           1.52            2.59
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               3.00            7.50           (3.11)           1.54            2.62
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                (1.90)             --            (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
From return of capital                                --              --              -- (d)          --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.90)                           (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (d)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $19.11          $18.01          $10.51          $13.83          $12.59
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             16.83           71.36          (22.56)          12.28           26.19
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $496,588        $482,998        $346,527        $579,539        $242,602
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.38 (e)        1.34            1.27            1.25            1.31
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                           (.03) (e)        .29             .19             .12             .25
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             24.00           24.40           36.46           34.35           34.37
-------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------
                                                    Year            Year
                                                   ended           ended
Per-share                                         Feb. 28         Feb. 29                   Year ended Feb. 28
operating performance                               2005            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $17.37          $10.21          $13.55          $12.43           $9.95
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                             (.14) (e)       (.06)           (.07)           (.08)           (.05)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          2.89            7.22           (3.06)           1.50            2.57
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               2.75            7.16           (3.13)           1.42            2.52
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                (1.90)             --            (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
From return of capital                                --              --              -- (d)          --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.90)             --            (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (d)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $18.22          $17.37          $10.21          $13.55          $12.43
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             15.99           70.13          (23.17)          11.47           25.34
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $281,226        $320,905        $267,374        $507,231        $192,673
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           2.13 (e)        2.09            2.02            2.00            2.06
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (.78) (e)       (.46)           (.57)           (.63)           (.50)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             24.00           24.40           36.46           34.35           34.37
-------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------
                                                    Year            Year
                                                   ended           ended
Per-share                                         Feb. 28         Feb. 29                   Year ended Feb. 28
operating performance                               2005            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $17.40          $10.23          $13.57          $12.45           $9.97
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                             (.14) (e)       (.06)           (.07)           (.08)           (.05)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               2.89            7.23           (3.06)           1.50            2.57
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               2.75            7.17           (3.13)           1.42            2.52
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                (1.90)             --            (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
From return of capital                                --              --              -- (d)          --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.90)             --            (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       -- (d)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $18.25          $17.40          $10.23          $13.57          $12.45
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             15.96           70.09          (23.14)          11.45           25.29
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $46,641         $49,511         $42,732         $80,970         $32,074
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           2.13 (e)        2.09            2.02            2.00            2.06
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (.78) (e)       (.46)           (.56)           (.63)           (.49)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             24.00           24.40           36.46           34.35           34.37
-------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 period
                                                   Year            Year                                         March 29,
                                                  ended           ended                                         2000+ to
Per-share                                        Feb. 28         Feb. 29           Year ended Feb. 28            Feb. 28
operating performance                             2005            2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $17.67          $10.36          $13.70          $12.54          $10.23
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.09) (e)       (.03)           (.04)           (.05)           (.02)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        2.93            7.34           (3.09)           1.51            2.37
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.84            7.31           (3.13)           1.46            2.35
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                              (1.90)             --            (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --              -- (d)          --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.90)             --            (.21)           (.30)           (.04)
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (d)          --              --              --              --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $18.61          $17.67          $10.36          $13.70          $12.54
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           16.24           70.56          (22.92)          11.69           22.99*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $10,561         $11,935         $10,027         $22,130          $7,589
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.88 (e)        1.84            1.77            1.75            1.67*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.53) (e)       (.21)           (.34)           (.38)           (.18)*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.00           24.40           36.46           34.35           34.37
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 For the
                                                                                                                 period
                                                   Year            Year                                         January 3,
                                                  ended           ended                                         2001+ to
Per-share                                        Feb. 28         Feb. 29           Year ended Feb. 28            Feb. 28
operating performance                             2005            2004            2003            2002            2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $18.16          $10.57          $13.87          $12.59          $11.73
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .03 (e)         .08             .06             .05             .01
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        3.05            7.51           (3.15)           1.53             .85
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             3.08            7.59           (3.09)           1.58             .86
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                              (1.90)             --            (.21)           (.30)             --
--------------------------------------------------------------------------------------------------------------------------
From return of capital                              --              --              -- (d)          --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.90)             --            (.21)           (.30)             --
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (d)          --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $19.34          $18.16          $10.57          $13.87          $12.59
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           17.14           71.81          (22.35)          12.60            7.33*
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $85,561        $103,874         $36,979         $35,327         $25,077
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.13 (e)        1.09            1.02            1.00             .17*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .25 (e)         .52             .48             .36             .08*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           24.00           24.40           36.46           34.35           34.37
--------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund is closed to new investors and offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.50%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class M maximum sales charge will be 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2005, the value of securities loaned amounted to $77,227,072. The fund received cash collateral of $80,230,468 which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, net operating losses and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2005, the fund reclassified $2,559,422 to decrease net investment loss and $3,727,156 to increase paid-in-capital, with a decrease to accumulated net realized gains of $6,286,578.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $347,184,357
Unrealized depreciation            (33,079,224)
                                  ------------
Net unrealized appreciation        314,105,133
Undistributed short term gain        5,183,068
Undistributed long term gain        53,965,210
Cost for federal income
tax purposes                      $690,121,124

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended February 28, 2005, Putnam Management did not waive any of its management fee from the fund.

For the year ended February 28, 2005, Putnam Management has assumed $31,408 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended February 28, 2005, the fund paid PFTC $2,799,314 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 28, 2005, the fund's expenses were reduced by $392,347 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,988, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended February 28, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $30,319 and $1,501 from the sale of class A and class M shares, respectively, and received $416,422 and $1,162 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2005, Putnam Retail Management, acting as underwriter, received $446 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $222,261,613 and $415,526,453, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 28, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended February 28, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,474,964      $118,674,208
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,395,066        44,955,384
----------------------------------------------------------------
                                     8,870,030       163,629,592

Shares repurchased                  (9,707,260)     (177,487,305)
----------------------------------------------------------------
Net decrease                          (837,230)     $(13,857,713)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,686,402      $176,898,153
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    12,686,402       176,898,153

Shares repurchased                 (18,844,913)     (281,686,309)
----------------------------------------------------------------
Net decrease                        (6,158,511)    $(104,788,156)
----------------------------------------------------------------

                                    Year ended February 28, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,014,785       $17,875,437
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,437,638        25,762,474
----------------------------------------------------------------
                                     2,452,423        43,637,911

Shares repurchased                  (5,489,581)      (95,972,890)
----------------------------------------------------------------
Net decrease                        (3,037,158)     $(52,334,979)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,579,262       $33,767,989
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,579,262        33,767,989

Shares repurchased                 (10,287,513)     (141,396,039)
----------------------------------------------------------------
Net decrease                        (7,708,251)    $(107,628,050)
----------------------------------------------------------------

                                    Year ended February 28, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            140,308        $2,483,231
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       221,689         3,979,325
----------------------------------------------------------------
                                       361,997         6,462,556

Shares repurchased                    (652,239)      (11,472,786)
----------------------------------------------------------------
Net decrease                          (290,242)      $(5,010,230)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            252,534        $3,338,655
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       252,534         3,338,655

Shares repurchased                  (1,584,989)      (22,034,539)
----------------------------------------------------------------
Net decrease                        (1,332,455)     $(18,695,884)
----------------------------------------------------------------

                                    Year ended February 28, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             99,319        $1,773,774
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        54,970         1,005,397
----------------------------------------------------------------
                                       154,289         2,779,171

Shares repurchased                    (262,472)       (4,693,665)
----------------------------------------------------------------
Net decrease                          (108,183)      $(1,914,494)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            233,092        $3,283,737
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       233,092         3,283,737

Shares repurchased                    (525,373)       (7,409,498)
----------------------------------------------------------------
Net decrease                          (292,281)      $(4,125,761)
----------------------------------------------------------------

                                    Year ended February 28, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,108,790       $58,069,628
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       630,015        11,951,398
----------------------------------------------------------------
                                     3,738,805        70,021,026

Shares repurchased                  (5,035,438)      (95,957,105)
----------------------------------------------------------------
Net decrease                        (1,296,633)     $(25,936,079)
----------------------------------------------------------------

                                    Year ended February 29, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,269,940       $64,393,593
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,269,940        64,393,593

Shares repurchased                  (2,048,419)      (30,385,006)
----------------------------------------------------------------
Net increase                         2,221,521       $34,008,587
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2005, management fees paid were reduced by $4,914 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $51,166 for the period ended February 28, 2005.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $116,992,046 as long term capital gain, for its taxable year ended February 28, 2005.

The fund has designated 94.80% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2005, the fund hereby designates 92.32% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the trust and of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the trust voting together as a single class, as follows:

                                      Votes             Votes
                                       For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  351,082,065        15,622,118
Charles B. Curtis                  351,042,753        15,661,430
Myra R. Drucker                    351,151,144        15,553,039
Charles E. Haldeman, Jr.           350,979,606        15,724,577
John A. Hill                       351,040,950        15,663,233
Ronald J. Jackson                  351,254,461        15,449,722
Paul L. Joskow                     351,030,830        15,673,353
Elizabeth T. Kennan                350,906,062        15,798,121
John H. Mullin, III                350,923,813        15,780,370
Robert E. Patterson                351,083,286        15,620,897
George Putnam, III                 350,862,830        15,841,353
A.J.C. Smith*                      350,695,153        16,009,030
W. Thomas Stephens                 351,105,688        15,598,495
Richard B. Worley                  351,249,835        15,454,348

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:


                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     18,090,043        873,433        7,985,451

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.


January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted securities loans are not prohibited was approved as follows:


                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                     21,286,887      1,048,538        8,045,941


A proposal to amend the trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated with all funds of the trust voting together as a single class, as follows:


                        Votes           Votes
                         For           Against       Abstentions
-----------------------------------------------------------------
                    257,778,273      18,341,560      97,931,583

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended February 28, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, JP Morgan Clearing, Merrill Lynch, and SG Cowen. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended February 28, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Standard & Poor's, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) and was, through 2004, a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds
(formerly 4.50%). The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN069-220227  4/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Small Cap Value Fund
Supplement to Annual Report dated 2/28/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 2/28/05

                                                                        NAV

1 year                                                                17.14%
5 years                                                              122.05
Annual average                                                        17.30
Life of fund (since class A inception, 4/13/99)                      162.53
Annual average                                                        17.85

Share value:                                                            NAV

2/29/04                                                              $18.16
2/28/05                                                              $19.34

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                     1            --             $1.896           $1.896
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (1/3/01) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value and do not account for taxes. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 12 and 13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 2/28/05

                                                         Class Y
Expenses paid per $1,000*                                $6.21
Ending value (after expenses)                            $1,195.80
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05

                                                         Class Y
Expenses paid per $1,000*                                $5.71
Ending value (after expenses)                            $1,019.14
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                          1.14%
Average annualized expense ratio for Lipper peer group+       1.27%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit      Audit-Related   Tax      All Other
Fiscal year ended   Fees       Fees            Fees     Fees
-----------------   ---------  -------------   ------   ----------
February 28, 2005   $31,463*   $--             $2,750   $166
February 29, 2004   $26,250    $--             $2,450   $--

* Includes fees of $ 1,213 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended February 28, 2005 and February 29, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 2,916 and $2,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                                                                 Total
Fiscal year ended  Audit-Related Fees  Tax Fees  All Other Fees  Non-Audit Fees
-----------------  -----------------   --------  --------------  --------------
February 28, 2005  $--                 $--       $--             $--
February 29, 2004  $--                 $--       $--             $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005